UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4395

Smith Barney Muni Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31
Date of reporting period: March 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SMITH BARNEY
MUNI FUNDS
FLORIDA PORTFOLIO

CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2005

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N OT B A N K G U A R A N T E E D • M A Y L O S E V A L U E

W H A T ’ S   I N S I D E

Letter from the Chairman	1
Manager Overview	3
Fund at a Glance	7
Fund Expenses	8
Fund Performance	10
Historical Performance	11
Schedule of Investments	12
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Additional Information	37
Important Tax Information	41

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimate came in at 3.1%.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at it’s May meeting, after the Fund’s reporting period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

For much of the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike.While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

The municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed income markets, longer maturity munis performed better than their shorter-term counterparts.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

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Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators.The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 3, 2005

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MANAGER  OVERVIEW

Market Overview

Although labor market growth[v] languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.vi

After an extended period of monetary easing, the Fed’s monetary policymaking committeevii raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts.The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows.As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

PETER M. COFFEY Vice President and Investment Officer

The Fed again raised its federal funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.v The Fed subsequently raised its federal funds rate target by 25 basis points at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at it’s May meeting, after the Fund’s reporting period.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline.This caused municipal credit quality spreads to tighten.

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S.Treasuries.viii Compelling taxable equivalent yieldsix for investors in middle-and higher- federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

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Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds — Florida Portfolio, excluding sales charges, returned 3.37%. These shares outperformed the Lipper Florida Municipal Debt Funds Category Average,1 which was 2.15%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT
AS OF MARCH 31, 2005
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Florida Portfolio — Class A Shares	2.04%	3.37%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper Florida Municipal Debt Funds Category Average	1.04%	2.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions.

Excluding sales charges, Class B shares returned 1.70% and Class C shares returned 1.75% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 2.76% and Class C shares returned 2.79% over the 12 months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 59 funds for the six-month period and among the 59 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 59 funds in the Fund’s Lipper category, and excluding sales charges.

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Factors that Influenced Fund Performance

Over the period, the Fund’s toll road and special facility bonds for airport terminal in the transportation sector were among the strongest performers. In addition, several community development issues and hospital issues contributed positively to results as market perceptions of credit quality improved.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance.While this strategy reduced the portfolio’s overall volatility and helped to offset price declines when yields rose sharply from April through mid-June, overall it was a drag on performance during the reporting period. In addition, the Fund’s holdings in multi-family and student housing issues detracted from performance for the period. A number of the Fund’s higher coupon securities were called at their first permissible opportunity, thus eroding some of the income the portfolio generates. Finally, our escrowed to maturity and pre-refunded issues, as well as other premium bonds with short calls, experienced modest price declines and detracted from performance.

We have begun to pare some of our medium and lower grade holdings where risk elements are beginning to outweigh our assessment of reward potential as credit quality spreads have continued to narrow.

During the period we maintained a conservative posture in terms of overall duration, or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this approach to reducing potential volatility is more prudent than a longer-duration strategy.

Thank you for your investment in the Smith Barney Muni Funds — Florida Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Certain investors may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

v	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.

vi	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.

vii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

viii	Source: Lehman Brothers Indices. Note: This is not a complete discussion of all differences between two investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in either. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

ix	The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor’s marginal tax rate).

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Fund at a Glance (unaudited)

Investment Breakdown

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses.You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	2.04%	$1,000.00	$1,020.40	0.75%	$3.78

Class B	1.70	1,000.00	1,017.00	1.31	6.59

Class C(4)	1.75	1,000.00	1,017.50	1.35	6.79

(1)	For the six months ended March 31, 2005.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 29, 2004, Class L shares were renamed Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so,compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78

Class B	5.00	1,000.00	1,018.40	1.31	6.59

Class C(3)	5.00	1,000.00	1,018.20	1.35	6.79

(1)	For the six months ended March 31, 2005.

(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	On April 29, 2004, Class L shares were renamed Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	3.37%	2.76%	2.79%

Five Years Ended 3/31/05	5.72	5.15	5.11

Ten Years Ended 3/31/05	5.66	5.12	5.06

Inception* through 3/31/05	6.34	5.97	5.14

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 3/31/05	(0.78)%	(1.66)%	1.81%

Five Years Ended 3/31/05	4.86	4.99	5.11

Ten Years Ended 3/31/05	5.23	5.12	5.06

Inception* through 3/31/05	6.03	5.97	5.14

Cumulative Total Returns(1) (unaudited)

		Without Sales Charges(2)

Class A (3/31/95 through 3/31/05)		73.50%

Class B (3/31/95 through 3/31/05)		64.70

Class C(3) (3/31/95 through 3/31/05)		63.78

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of
the Florida Portfolio vs.
Lehman Brothers Municipal Bond Index and
Lipper Florida Municipal Debt Funds Average†

March 1995 — March 2005

†

Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad-based total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Florida Municipal Debt Funds Average is comprised of the Fund’s peer group of mutual funds (59 funds as of March 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Cogeneration Facilities — 0.7%
$1,500,000	BB+	Martin County IDA, Indiantown, (Cogeneration Project),
		7.875% due 12/15/25 (b)	$1,540,275

Education — 9.4%
3,000,000	NR	Capital Projects Finance Authority, Student Housing
3,000,000	NR	Revenue, Cafra Capital Corp., (Capital Projects Loan
		Program), Series A, 7.850% due 8/15/31	2,763,390
		Florida State Board of Education Lottery Revenue:
4,000,000	AAA	Series B, 5.250% due 7/1/15 (c)	4,362,520
5,000,000	AAA	Series C, 5.000% due 7/1/16 (c)	5,263,450
1,000,000	AAA	University of Central Florida, Athletics Association, Certificate
		Participation, Series A, FGIC-Insured, 5.250% due 10/1/34	1,061,370
2,790,000	A	Virgin Islands University Refunding & Improvement, Series A,
		ACA-Insured, 6.250% due 12/1/29 (c)	3,086,633
2,875,000	Baa3*	Volusia County Educational Facilities Authority Revenue,
		Embry-Riddle Aeronautical University, Series A,
		6.125% due 10/15/16 (c)	3,040,830

			19,578,193

Escrowed to Maturity (d) — 14.8%
860,000	AAA	Bradford County Health Facilities Authority Revenue, (Santa Fe
		Health Care Facilities Project), 6.050% due 11/15/16	995,553
505,000	AAA	Cape Coral Health Facilities Authority, Hospital Revenue,
		(Cape Coral Medical Center Project), 8.125% due 11/1/08	555,798
		Collier County:
640,000	Aaa*	Health Facilities Authority Revenue, 11.000% due 12/1/10	795,405
135,000	AAA	Water Revenue, AMBAC-Insured, 8.875% due 5/1/12	160,394
65,000	AAA	Dade County Special Obligation, (Miami Beach Convention
		Center Project), FGIC-Insured, 8.625% due 12/1/07	70,994
820,000	AAA	Dunedin Health Facilities Authority Revenue, Mease
		Hospital Inc., 7.600% due 10/1/08	891,160
		Escambia County:
410,000	AAA	Capital Improvement Revenue, MBIA-Insured,
		11.000% due 1/1/07	449,770
380,000	AAA	Utilities Authority System Revenue, MBIA-Insured,
		9.750% due 6/1/12	469,034
1,050,000	AAA	Florida State Broward County, 10.000% due 7/1/14	1,448,716
230,000	AAA	Fort Myers Improvement Revenue, AMBAC-Insured,
		10.375% due 10/1/13	299,439
2,025,000	AAA	Gainesville Utilities System Revenue, 8.125% due 10/1/14	2,427,266
1,170,000	AAA	Hillsborough County Utility Revenue, MBIA-Insured,
		9.875% due 12/1/11	1,417,420

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Escrowed to Maturity (d) — 14.8% (continued)
$270,000	AAA	Key West Utility Board Electric Revenue, AMBAC-Insured,
		9.750% due 10/1/13	$343,359
		Lee County Capital Bonds, MBIA-Insured:
205,000	AAA	9.500% due 10/1/05	211,980
75,000	AAA	7.400% due 10/1/09	82,675
2,155,000	AAA	Lee County Justice Center Complex Inc., Improvement Revenue,
		Series A, MBIA-Insured, 11.125% due 1/1/11 (e)	2,700,258
		Lee County Southwest Regional Airport Revenue, MBIA-Insured:
1,825,000	AAA	8.625% due 10/1/09	2,062,323
1,080,000	AAA	9.625% due 10/1/09	1,248,588
40,000	AAA	Martin Memorial Hospital Association Inc., Stuart Revenue,
		8.000% due 10/1/08	43,762
3,080,000	AAA	Orange County Health Facility Authority Revenue, Southern
		Adventist Hospital, 8.750% due 10/1/09 (c)	3,490,595
2,795,000	AAA	Palm Beach County Health Facilities Authority Revenue,
		(John F. Kennedy Memorial Hospital Inc. Project),
		Series C, 9.500% due 8/1/13 (e)	3,524,691
1,140,000	AAA	Puerto Rico Commonwealth Aqueduct & Sewer Authority
		Revenue, 10.250% due 7/1/09	1,337,938
55,000	AAA	Tallahassee Capital Improvement Revenue, AMBAC-Insured,
		9.250% due 11/15/07	60,364
270,000	AAA	Tamarac Water & Sewer Utility Revenue, AMBAC-Insured,
		9.250% due 10/1/10	316,888
2,035,000	AAA	Tampa Guaranteed Entitlement Revenue, MBIA-Insured,
		9.750% due 10/1/08	2,302,073
2,465,000	AAA	Tampa Water & Sewer System Revenue Refunding,
		6.900% due 10/1/16 (c)	2,933,695
240,000	AAA	West Palm Beach IDR, AMBAC-Insured, 11.375% due 6/1/11	301,044

			30,941,182

Finance — 0.5%
1,000,000	NR	Virgin Islands Public Finance Authority Revenue, Series E,
		5.750% due 10/1/13	1,018,330

General Obligation — 5.4%
3,000,000	AAA	Florida State Board of Education Capital Outlay, Public Education,
		Series B, FGIC-Insured, 5.000% due 6/1/19 (c)	3,172,620
		Florida State Board of Education GO, Public Education:	3,172,620
3,220,000	AAA	Series C, 5.250% due 6/1/19 (c)	3,517,625
2,000,000	AAA	Series J, 5.000% due 6/1/33	2,066,660
2,000,000	AAA	Puerto Rico Commonwealth GO RITES, XLCA-Insured,
		8.749% due 7/1/17 (f)	2,563,440

			11,320,345

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Hospitals — 20.9%
		Dade County IDR:
$2,895,000	NR	Miami Cerebral Palsy Services Project, 8.000% due 6/1/22 (c)	$2,956,953
2,355,000	AAA	Susanna Wesley Health Center, Series A, FHA-Insured,
		6.625% due 7/1/30	2,406,457
2,000,000	Aaa*	Escambia County Health Facilities Authority Revenue,
		Florida Health Care Facility Loan, VHA Program,
		AMBAC-Insured, 5.950% due 7/1/20	2,042,900
3,000,000	A	Highlands County Health Facilities Authority Revenue,
		Hospital-Adventis, (Sunbelt-Inc. Project), Series A,
		6.000% due 11/15/31 (c)	3,232,470
1,775,000	NR	Homestead IDR, Community Rehabilitation Providers Program,
		Series A, 7.950% due 11/1/18	1,795,359
2,490,000	NR	Lee Memorial Health System Board of Directors,
		Florida Hospital Revenue, RITES, FSA-Insured,
		8.554% due 4/1/12 (c)(f)	3,103,885
1,000,000	BB	Miami Beach Health Facilities Authority Hospital Revenue,
		(Mt. Sinai Medical Center Project), Series A,
		6.800% due 11/15/31	1,072,980
		Orange County Florida Health Facilities Authority Revenue Bonds:
3,000,000	A	Adventist Health Systems, 6.500% due 11/15/30 (c)	3,292,770
2,000,000	NR	First Mortgage Healthcare Facilities, 9.000% due 7/1/31	2,047,240
		Orlando Regional Healthcare System:
2,000,000	A	5.750% due 12/1/32	2,130,940
1,000,000	A	Series E, 6.000% due 10/1/26	1,062,680
700,000	VMIG 1*	Palm Beach County Health Facilities Authority Revenue,
		(Bethesda Healthcare System Project), 2.290% due 4/1/05 (g)	700,000
2,000,000	A1*	Pinellas County Health Facilities Authority Revenue,
		Baycare Health System, 5.500% due 11/15/33	2,083,480
		Sarasota County Public Hospital Board Revenue, Sarasota
		Memorial Hospital, Series B, MBIA-Insured:
5,000,000	AAA	5.250% due 7/1/24 (c)	5,451,900
3,485,000	AAA	5.500% due 7/1/28 (c)	3,924,249
2,000,000	A	South Lake County Hospital District Revenue, South Lake Hospital
		Inc., Orlando Regional Healthcare, 6.000% due 10/1/22	2,122,020
		West Orange Healthcare District Revenue, Series A:
2,000,000	A	5.650% due 2/1/22	2,091,840
2,000,000	A	5.800% due 2/1/31	2,080,820

			43,598,943

Housing: Multi-Family — 4.3%
340,000	AAA	Clearwater MFH Revenue, (Drew Gardens Project), Series A,
		FHA-Insured, 6.500% due 10/1/25	340,694
1,000,000	BBB	Florida HFA, (The Vineyards Project), Series H,
		6.500% due 11/1/25	1,020,030

See Notes to Financial Statements.

14    Smith Barney Muni Funds    |    2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Housing: Multi-Family — 4.3% (continued)
		Florida Housing Finance Corporate Revenue:
$1,500,000	Aaa*	Augustine Club Apartment, Series D, MBIA-Insured,
		5.750% due 10/1/30	$1,578,735
970,000	Ba3*	Series D-2, 8.250% due 10/1/30	920,608
1,470,000	AAA	Lee County HFA, MFH Revenue, (Brittany Phase II Project),
		Series A, FNMA-Collateralized, 6.100% due 12/1/32 (b)	1,553,966
1,000,000	AAA	Oceanside Housing Development Corp., MFH
		Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20	1,000,080
2,065,000	Aaa*	Orange County HFA, MFH Revenue, Series A, MBIA-Insured,
		6.200% due 7/1/20	2,082,614
500,000	A+	Pasco County HFA, Multi-Family Revenue, (Pasco Woods
		Apartments Project), Series A, 5.700% due 8/1/19 (b)	520,780

			9,017,507

Housing: Single-Family — 1.0%
615,000	Aaa*	Brevard County HFA, Single-Family Mortgage Revenue,
		GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (b)	624,077
710,000	AAA	Dade County HFA, GNMA/FNMA-Collateralized, Single-Family
		Mortgage Revenue, 6.700% due 4/1/28 (b)	727,047
95,000	AAA	Leon County HFA, Single-Family Mortgage Revenue,
		Multi-County Program, Series B, GNMA/FHLMC-Collateralized,
		7.300% due 1/1/28 (b)	96,628
365,000	Aaa*	Miami-Dade County HFA, Series A-1, GNMA/FNMA-Collateralized,
		Home Ownership Mortgage Revenue, 6.375% due 4/1/33 (b)	374,607
170,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
		GNMA-Collateralized, 6.500% due 3/1/25 (b)	173,116

			1,995,475

Industrial Development — 3.1%
1,000,000	AA+	Broward County, (Parks & Land Preservation Project),
		5.000% due 1/1/24	1,046,240
4,000,000	NR	Hillsborough County IDA, Exempt Facility Revenue, National
		Gypsum, Series A, 7.125% due 4/1/30 (b)(c)	4,372,840
990,000	NR	Orlando Florida Urban Community Development District,
		Series A, 6.950% due 5/1/33	1,055,558

			6,474,638

Miscellaneous — 15.1%
2,685,000	NR	Bonita Springs Vasari Capital Improvement, Series A,
		6.950% due 5/1/32 (c)	2,881,300
2,000,000	NR	Bonnet Creek Resort Community Development District,
		Florida Special Assessment, 7.375% due 5/1/34	2,138,660
		Capital Region Community Development District Revenue,	2,138,660
		Capital Improvement, Series A-2:
965,000	NR	6.850% due 5/1/31	1,031,682
990,000	NR	6.700% due 5/1/32	1,057,726

See Notes to Financial Statements.

15    Smith Barney Muni Funds    |    2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Miscellaneous — 15.1% (continued)
$2,000,000	NR	Capital Travel Agency Revenue, Seminole Tribe Convention,
		Series A, 8.950% due 10/1/33	$2,234,280
1,970,000	NR	Century Parc Community Development District, Florida Special
		Assessment, 7.000% due 11/1/31	2,070,391
1,000,000	AAA	Leon County Capital Improvement Revenue, AMBAC-Insured,
		5.000% due 10/1/23	1,052,550
2,570,000	NR	Mediterra North Community Development District,
		Capital Improvement Revenue, 6.800% due 5/1/31 (c)	2,731,525
1,200,000	AAA	North Springs Improvement District, MBIA-Insured,
		7.000% due 10/1/09	1,386,540
323,000	AAA	Osceola County IDA Revenue, (Community Provider Pooled
		Loan Program), Series A, FSA-Insured, 7.750% due 7/1/10	324,579
2,465,000	NR	Panther Trace Florida Community Development District,
		Special Assessment, Series A, 7.250% due 5/1/33 (c)	2,672,824
2,500,000	AAA	Port Palm Beach District Revenue, Capital Appreciation, Series A,
		MBIA-Insured, zero coupon bond to yield 4.956% due 9/1/21	997,625
1,200,000	BBB+	Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06	1,264,020
990,000	NR	Renaissance Community Development District, Florida Capital
		Improvement Revenue, Series A, 7.000% due 5/1/33	1,060,429
2,455,000	NR	Reunion East Community Development District,
		Florida Special Assessment, Series A, 7.375% due 5/1/33	2,641,212
1,490,000	NR	Rivercrest Community Development District, Special Assessment
		Revenue, 7.000% due 5/1/32	1,590,858
1,000,000	NR	Sumter Landing Community Development District,
		Florida Special Assessment Revenue, 6.875% due 5/1/23	1,046,950
2,000,000	A	Virgin Islands Public Finance Authority Revenue, Series A,
		ACA-Insured, 5.500% due 10/1/18	2,094,880
1,115,000	NR	Waterchase Community Development District, Capital
		Improvement Revenue, 6.700% due 5/1/32	1,178,432

			31,456,463

Pollution Control — 2.1%
3,000,000	A-1	Manatee County PCR, (Florida Power & Light Co. Project),
		2.270% due 4/1/05 (g)	3,000,000
1,390,000	BB+	Putnam County Development Authority PCR, Georgia Pacific
		Corp. 1984, 7.000% due 12/1/05	1,397,075

			4,397,075

Pre-Refunded (h) — 2.5%
1,000,000	Aaa*	Polk County Transportation Improvement Revenue, FSA-Insured,
		(Call 12/1/10 @ 101), 5.250% due 12/1/22	1,102,130
3,220,000	AAA	West Coast Regional Water Supply Authority, Capital Improvement
		Revenue, AMBAC-Insured, (Call 10/1/10 @ 100),
		10.400% due 10/1/13 (c)	4,067,536

			5,169,666

See Notes to Financial Statements.

16    Smith Barney Muni Funds    |    2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Public Facilities — 2.7%
		Florida Municipal Loan Council Revenue, MBIA-Insured:
$ 1,625,000	AAA	5.250% due 11/1/18	$1,797,738
1,805,000	AAA	Series C, 5.250% due 11/1/20	1,980,590
		Tampa Sports Authority Revenue, (Tampa Bay Arena Project),
		MBIA-Insured:
500,000	AAA	6.050% due 10/1/20	604,545
1,000,000	AAA	6.100% due 10/1/26	1,226,770

			5,609,643

Tax Allocation — 0.5%
1,000,000	A-	Miami Beach Redevelopment Agency Tax Increment Revenue,
		City Center-Historic Convention, Series B, 6.350% due 12/1/22	1,052,810

Transportation — 5.4%
5,000,000	AAA	Miami-Dade County Expressway Authority Toll System Revenue,
		Series B, FGIC-Insured, 5.000% due 7/1/29 (c)	5,186,950
		Sanford Airport Authority IDR, (Central Florida Terminals Inc.	1,052,810
		Project):
		Series A:
1,000,000	NR	7.500% due 5/1/15 (b)	977,890
2,000,000	NR	7.750% due 5/1/21 (b)	1,946,600
645,000	NR	Series C, 7.500% due 5/1/21 (b)	613,266
		Santa Rosa Bay Bridge Authority Revenue:
1,085,000	B-	6.250% due 7/1/28	998,851
5,000,000	B-	Capital Appreciation, zero coupon bond to yield
		5.223% due 7/1/17	1,682,150

			11,405,707

Utilities — 9.4%
		Escambia County Utility System Authority, Revenue Bonds,
3,000,000	AAA	Series B, FGIC-Insured, 6.250% due 1/1/15 (c)	3,500,280
2,100,000	AAA	Palm Coast Florida Utility System Revenue, MBIA-Insured,
		5.000% due 10/1/27	2,180,913
2,025,000	Aaa*	Polk County Utilities System Revenue, FGIC-Insured,
		5.000% due 10/1/24	2,114,667
		Puerto Rico Electric Power Authority Revenue:
3,000,000	AAA	Series II, MBIA-Insured, 5.375% due 7/1/19 (c)	3,293,250
2,000,000	AAA	Series RR, FGIC-Insured, 5.000% due 7/1/35	2,082,860
		Sunrise Utility System Revenue Refunding, AMBAC-Insured:
3,000,000	AAA	5.200% due 10/1/22 (c)	3,313,050
2,000,000	AAA	5.000% due 10/1/28	2,104,420
1,000,000	AAA	Village Center Community Development, Utility Revenue Bonds,
		MBIA-Insured, 5.250% due 10/1/23	1,079,850

			19,669,290

See Notes to Financial Statements.

17    Smith Barney Muni Funds    |    2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE
AMOUNT	RATING(a)	SECURITY	VALUE

Water & Sewer — 2.3%
$2,250,000	Aaa*	Miami-Dade County, Florida Stormwater Utility Revenue,
		MBIA-Insured, 5.000% due 4/1/28	$2,343,375
2,320,000	NR	Port St. Lucia Special Assessment Revenue, South Lennard,
		Series A, 7.125% due 9/1/21	2,405,353

			4,748,728

		TOTAL INVESTMENTS — 100.1%
		(Cost — $200,081,396**)	208,994,270
		Liabilities in Excess of Other Assets — (0.1%)	(260,680)

		TOTAL NET ASSETS — 100.0%	$208,733,590

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service.

(b)	Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c)	All or a portion of this security is segregated for open futures contracts and/or extended settlements.

(d)	Bonds are escrowed to maturity with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held as collateral for open futures contracts.

(f)	Residual interest tax-exempt security — coupon varies inversely with level of short-term tax- exempt interest rates.

(g)	Variable rate obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.

(h)	Pre-Refunded bonds are escrowed with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**	Aggregate cost for federal income tax purposes is $200,119,865.

See pages 19 and 20 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

18    Smith Barney Muni Funds    |    2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay
principal.Whereas they normally exhibit adequate protection parameters,adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,	—	Bonds rated “BB”,“B”,“CCC”and “CC”are regarded,on balance,as predominantly spec-
CCC and CC		ulative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.”BB” indicates the lowest degree of speculation than
“B” and “CC”the highest degree of speculation.While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “B”, where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards.Together with the “Aaa”
group they comprise what are generally known as high grade bonds.They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa”
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba”are judged to have speculative elements;their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate,and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes in this class.

19    Smith Barney Muni Funds    |    2005 Annual Report

Bond Ratings (unaudited) (continued)

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable rate demand obligation
(“VRDO”) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
VMIG 1	—	Moody’s highest rating for issues having demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the
VMIG 1 rating.

Abbreviations* (unaudited)

ACA	—	American Capital Assurance
AIG	—	American International Guaranty
AMBAC	—	Ambac Assurance Corporation
CONNIE	—	College Construction Loan
LEE		Insurance Association
COP	—	Certificate of Participation
FGIC	—	Financial Guaranty Insurance
Company
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage
Corporation
FNMA	—	Federal National Mortgage
Association
FSA	—	Financial Security Assurance
GEMICO	—	General Electric Mortgage Insurance Company
GIC	—	Guaranteed Investment Contract
GNMA	—	Government National Mortgage
GO	—	General Obligation
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
INFLOS	—	Inverse Floaters
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors
Assurance Corporation
MFH	—	Multi-Family Housing
PCFA	—	Pollution Control Financing
Authority
PCR	—	Pollution Control Revenue
RIBS	—	Residual Interest Bonds
RITES	—	Residual Interest Tax-Exempt
Security
VHA	—	Veterans Health Administration
VRDD	—	Variable Rate Demand Note
VRWE	—	Variable Rate Wednesday
Demand
XLCA	—	XL Capital Assurance

*	Abbreviations may or may not appear in the Schedule of Investments.

20    Smith Barney Muni Funds    |    2005 Annual Report

Statement of Assets and Liabilities	March 31, 2005

ASSETS:
Investments, at value (Cost — $200,081,396)	$208,994,270
Cash	54,661
Interest receivable	4,528,812
Receivable for Fund shares sold	325,300
Receivable for securities sold	185,000
Prepaid expenses	12,642

Total Assets	214,100,685

LIABILITIES:
Payable for securities purchased	4,180,300
Payable for Fund shares reacquired	510,589
Payable to broker — variation margin on open futures contracts	481,250
Management fee payable	89,285
Distribution plan fees payable	22,087
Trustees’ fees payable	14,567
Transfer agency service fees payable	7,489
Accrued expenses	61,528

Total Liabilities	5,367,095

Total Net Assets	$208,733,590

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$16,141
Capital paid in excess of par value	208,751,515
Undistributed net investment income	158,107
Accumulated net realized loss from investment transactions and futures contracts	(9,408,642)
Net unrealized appreciation of investments and futures contracts	9,216,469

Total Net Assets	$208,733,590

Shares Outstanding:
Class A	12,238,682

Class B	2,474,989

Class C	1,427,578

Net Asset Value:
Class A (and redemption price)	$12.94

Class B *	$12.90

Class C *	$12.91

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.48

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

21    Smith Barney Muni Funds    |    2005 Annual Report

Statement of Operations	For the Year Ended March 31, 2005

INVESTMENT INCOME:
Interest	$ 12,744,606

EXPENSES:
Management fee (Note 2)	1,107,572
Distribution plan fees (Notes 2 and 4)	619,761
Transfer agency service fees (Notes 2 and 4)	46,223
Shareholder communications (Note 4)	45,608
Audit and legal	41,395
Custody	35,107
Registration fees	19,668
Trustees’ fees	3,262
Other	8,754

Total Expenses	1,927,350
Less: Management fee waiver (Notes 2 and 8)	(15,029)

Net Expenses	1,912,321

Net Investment Income	10,832,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	126,262
Futures contracts	(3,327,157)

Net Realized Loss	(3,200,895)

Net Change in Unrealized Appreciation/Depreciation From
Investments and Futures Contracts	(614,522)

Net Loss on Investments and Futures Contracts	(3,815,417)

Increase in Net Assets From Operations	$ 7,016,868

See Notes to Financial Statements.

22    Smith Barney Muni Funds    |    2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended March 31

	2005	2004

OPERATIONS:
Net investment income	$ 10,832,285	$11,792,426
Net realized loss	(3,200,895)	(3,006,836)
Net change in unrealized appreciation/depreciation	(614,522)	(461,885)

Increase in Net Assets From Operations	7,016,868	8,323,705

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 1 AND 5):
Net investment income	(10,734,067)	(11,957,571)

Decrease in Net Assets From
Distributions to Shareholders	(10,734,067)	(11,957,571)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	29,507,283	43,530,522
Net asset value of shares issued for reinvestment
of distributions	4,075,706	4,379,778
Cost of shares reacquired	(58,044,015)	(47,334,136)

Increase (Decrease) in Net Assets From
Fund Share Transactions	(24,461,026)	576,164

Decrease in Net Assets	(28,178,225)	(3,057,702)
NET ASSETS:
Beginning of year	236,911,815	239,969,517

End of year*	$208,733,590	$236,911,815

* Includes undistributed net investment income of:	$158,107	$172,703

See Notes to Financial Statements.

23    Smith Barney Muni Funds    |    2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2005		2004	2003	2002		2001

Net Asset Value,
Beginning of Year	$13.16		$13.36	$13.06	$13.34		12.70

Income (Loss) From Operations:
Net investment income	0.65		0.68	0.71	0.71	(2)	0.69
Net realized and unrealized gain (loss)	(0.22)		(0.20)	0.29	(0.29	)(2)	0.65

Total Income From Operations	0.43		0.48	1.00	0.42		1.34

Less Distributions From:
Net investment income	(0.65)		(0.68)	(0.70)	(0.70)		(0.70)

Total Distributions	(0.65)		(0.68)	(0.70)	(0.70)		(0.70)

Net Asset Value, End of Year	$12.94		$13.16	$13.36	13.06		$13.34

Total Return(3)	3.37%		3.69%	7.76%	3.15%		10.83%

Net Assets, End of Year (millions)	$159		$174	$167	$164		$162

Ratios to Average Net Assets:
Expenses(4)	0.72	%(5)	0.71%	0.72%	0.72%		0.73%
Net investment income	5.03		5.07	5.30	5.27	(2)	5.36

Portfolio Turnover Rate	15%		29%	45%	41%		27%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.

(5)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.73%.

See Notes to Financial Statements.

24    Smith Barney Muni Funds    |    2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class B Shares(1)	2005		2004	2003	2002		2001

Net Asset Value,
Beginning of Year	$13.13		$13.33	$13.04	$13.32		$12.70

Income (Loss) From Operations:
Net investment income	0.58		0.60	0.64	0.64	(2)	0.62
Net realized and unrealized gain (loss)	(0.23)		(0.18)	0.28	(0.29	)(2)	0.63

Total Income From Operations	0.35		0.42	0.92	0.35		1.25

Less Distributions From:
Net investment income	(0.58)		(0.62)	(0.63)	(0.63)		(0.63)

Total Distributions	(0.58)		(0.62)	(0.63)	(0.63)		(0.63)

Net Asset Value, End of Year	$12.90		$13.13	$13.33	$13.04		$13.32

Total Return(3)	2.76%		3.19%	7.19%	2.67%		$10.14%

Net Assets, End of Year (millions)	$32		$43	$53	$52		$53

Ratios to Average Net Assets:
Expenses(4)	1.26	%(5)	1.23%	1.24%	1.22%		1.25%
Net investment income	4.49		4.56	4.79	4.76	(2)	4.84

Portfolio Turnover Rate	15%		29%	45%	41%		27%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.77%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.

(5)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.27%.

See Notes to Financial Statements.

25    Smith Barney Muni Funds    |    2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class C Shares(1)(2)	2005		2004	2003	2002		2001

Net Asset Value,
Beginning of Year	$13.13		$13.33	$13.04	$13.33		$12.70

Income (Loss) From Operations:
Net investment income	0.58		0.60	0.63	0.63	(3)	0.61
Net realized and unrealized gain (loss)	(0.22)		(0.19)	0.29	(0.29	)(3)	0.65

Total Income From Operations	0.36		0.41	0.92	0.34		1.26

Less Distributions From:
Net investment income	(0.58)		(0.61)	(0.63)	(0.63)		(0.63)

Total Distributions	(0.58)		(0.61)	(0.63)	(0.63)		(0.63)

Net Asset Value, End of Year	$12.91		$13.13	$13.33	$13.04		$13.33

Total Return(4)	2.79%		3.12%	7.14%	2.55%		10.16%

Net Assets, End of Year (millions)	$18		$20	$20	$17		$14

Ratios to Average Net Assets:
Expenses(5)	1.30	%(6)	1.27%	1.30%	1.28%		1.31%
Net investment income	4.45		4.51	4.73	4.72	(3)	4.78

Portfolio Turnover Rate	15%		29%	45%	41%		27%

(1)	Effective April 29, 2004, Class L shares were renamed Class C shares.

(2)	Per share amounts have been calculated using the monthly average shares method.

(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.40%.

(6)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.31%.

See Notes to Financial Statements.

26    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Florida Portfolio (“Fund”), a separate non-diversified investment fund of the Smith Barney Muni Funds (“Trust”),a Massachusetts business trust,is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S.generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations,quotations from municipal bond dealers,market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts.Subsequent payments,which are dependent on the daily fluctuations in the value of the underlying instruments,are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, the investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

27    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income,common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(h) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended March 31, 2005, the following reclassifications have been made:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$ (112,814)	$ 112,814

These reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

28    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 0.85%, 1.35% and 1.40%, respectively. These expense limitations can be terminated at any time by SBFM. During the year ended March 31, 2005, SBFM voluntarily waived a portion of its management fee amounting to $15,029.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent.PFPC Inc.(“PFPC”) acts as the Fund’s sub-transfer agent.CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB.For the year ended March 31, 2005, the Fund paid transfer agent fees of $34,473 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Effective April 29, 2004, Class L shares were renamed Class C shares.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

29    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

For the year ended March 31, 2005, CGM received sales charges of approximately $201,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C

CDSCs	$30,000	$66,000	$0*

* Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 32,797,655

Sales	54,709,993

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation					$9,920,773
Gross unrealized depreciation					(1,046,368)

Net unrealized appreciation					$8,874,405

At March 31, 2005, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Sell:
20 Year, 6.000%
U.S. Treasury Bond	700	6/05	$ 78,266,095	$77,962,500	$303,595

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year

30    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

ended March 31, 2005, total Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$248,913	$236,073	$134,775

CGM has agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan. During the year ended March 31, 2005, no reimbursement was required.

For the year ended March 31, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C

Transfer Agency Service Fees	$27,877	$13,374	$4,972

For the year ended March 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$26,264	$12,292	$7,052

5. Distributions Paid to Shareholders by Class

	Year Ended		Year Ended
	March 31, 2005		March 31, 2004

Net Investment Income
Class A	$8,261,193		$ 8,774,091
Class B	1,620,045		2,265,799
Class C*	852,829		917,681

Total	$10,734,067		$11,957,571

* On April 29, 2004, Class L shares were renamed as Class C shares.

6. Shares of Beneficial Interest

At March 31, 2005, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

31    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	March 31, 2005		March 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	2,016,455	$26,233,162	2,639,562	$35,169,828
Shares issued on reinvestment	235,126	3,061,857	231,933	3,082,080
Shares reacquired	(3,226,616)	(42,069,429)	(2,177,397)	(29,002,185)

Net Increase (Decrease)	(975,035)	$(12,774,410)	694,098	$9,249,723

Class B
Shares sold	111,760	$1,455,697	431,845	$5,756,592
Shares issued on reinvestment	44,841	582,546	63,184	838,064
Shares reacquired	(948,339)	(12,351,026)	(1,204,568)	(15,992,117)

Net Decrease	(791,738)	$(10,312,783)	(709,539)	$(9,397,461)

Class C*
Shares sold	140,087	$1,818,424	196,005	$2,604,102
Shares issued on reinvestment	33,195	431,303	34,674	459,634
Shares reacquired	(278,810)	(3,623,560)	(176,549)	(2,339,834)

Net Increase (Decrease)	(105,528)	$(1,373,833)	54,130	$723,902

* Effective April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distribution:

Declaration Date
Record Date
Payable Date	Class A	Class B	Class C

3/23/2005
4/26/2005
4/29/2005	$0.0525	$0.0470	$0.0465

The tax character of distributions paid by the Fund during the fiscal years ended March 31, were as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$10,734,067	$11,957,571

As of March 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed tax-exempt income - net		$172,674

Total undistributed earnings		172,674
Capital loss carryforward (a)		(9,066,578)
Other book/tax temporary differences (b)		(318,162)
Unrealized appreciation (c)		9,178,000

Total accumulated loss		$(34,066)

32    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

(a) On March 31, 2005, the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

3/31/2009	$(768,581)
3/31/2012	(1,458,394)
3/31/2013	(6,839,603)

$ (9,066,578)

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for market discounts on fixed income securities.

8. Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc.(“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before;and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’boards,including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions

33    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million,including the penalty,will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees,in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed,to whom such distributions will be made,the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”)

34    Smith Barney Muni Funds    |    2005 Annual Report

Notes to Financial Statements (continued)

and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions.The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

35    Smith Barney Muni Funds    |    2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Florida Portfolio (“Fund”) of Smith Barney Muni Funds as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Florida Portfolio of Smith Barney Muni Funds as of March 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
New York, NewYork May 27, 2005

36    Smith Barney Muni Funds    |    2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Florida Portfolio (“Fund”) are managed under the direction of the Smith Barney Muni Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below.The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling theTrust’s transfer agent (Citigroup Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (PFPC Inc. at 1-800-451-2010).

				Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

NON-INTERESTED
TRUSTEES:
Lee Abraham	Trustee	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1999	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL
33410
Birth Year: 1927
Jane F. Dasher	Trustee	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc., a family
283 Greenwich Avenue			investment company
3rd Floor
Greenwich, CT 06830
Birth Year: 1949
Donald R. Foley	Trustee	Since	Retired	18	None
3668 Freshwater Drive		1982
Jupiter, FL 33477
Birth Year: 1922
Richard E. Hanson, Jr.	Trustee	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1999	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941
Paul Hardin	Trustee	Since	Professor of Law and	34	None
12083 Morehead		1994	Chancellor Emeritus
Chapel Hill, NC			at the University of
27514-8426			North Carolina
Birth Year: 1931
Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1985
Morristown, NJ 07960
Birth Year: 1926
John P. Toolan	Trustee	Since	Retired	27	John Hancock
13 Chadwell Place		1985			Funds
Morristown, NJ 07960
Birth Year: 1930

37    Smith Barney Muni Funds    |    2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

INTERESTED
TRUSTEE:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	219	None
Citigroup Asset	President	2002	Citigroup Global Markets
Management	and Chief		Inc. (“CGM”); Chairman,
(“CAM”)	Executive		President and Chief
399 Park Avenue	Officer		Executive Officer of Smith
4th Floor			Barney Fund Management
New York, NY 10022			LLC (“SBFM”), Travelers
Birth Year: 1951			Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc. (“CFM”);
President and Chief
Executive Officer of certain
mutual funds associated
with Citigroup Inc.
(“Citigroup”); Formerly,
Portfolio Manager of
Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000)
OFFICERS:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President	2003	Vice President and Chief
125 Broad Street	and Chief		Administrative Officer of
11th Floor	Administrative		mutual funds associated
New York, NY 10004	Officer		with Citigroup; Head of
Birth Year: 1956			International Funds
Administration of CAM (from
2001 to 2003); Director of
Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

38    Smith Barney Muni Funds    |    2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
	Office* and		Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

Robert J. Brault	Chief Financial	Since	Director of CGM; Chief	N/A	N/A
CAM	Officer and	2004	Financial Officer and
125 Broad Street	Treasurer		Treasurer of certain
11th Floor			mutual funds
New York, NY 10004			associated with
Birth Year: 1965			Citigroup; Director of
Internal Control for
CAM U.S. Mutual Fund
Administration (from
2002 to 2004);
Director of Project
Management &
Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002);
Vice President, of
Mutual Fund
Administration at
investors Capital
Services (from 1999
to 2000)
Peter M. Coffey	Vice	Since	Managing Director of	N/A	N/A
CAM	President	1987	CGM; Investment Officer
399 Park Avenue	and		of SBFM
4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1947

39    Smith Barney Muni Funds    |    2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

Andrew Beagley	Chief Anti-	Since	Director of CGM (since	N/A	N/A
CAM	Money	2002	2000); Director of
399 Park Avenue	Laundering		Compliance, North
4th Floor	Compliance		America, CAM (since
New York, NY 10022	Officer		2000); Chief Anti-
Birth Year: 1962			Money Laundering
	Chief	Since	Compliance Officer and
	Compliance	2004	Chief Compliance
	Officer		Officer of certain
mutual funds
associated with
Citigroup; Director of
Compliance, Europe,
the Middle East and
Africa, CAM (from
1999 to 2000); Chief
Compliance Officer,
SBFM, CFM and TIA
Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal		Mutual Funds for CAM
4th Floor	Officer		and its predecessor
Stamford, CT 06902			(since 1994); Secretary
Birth Year: 1954			and Chief Legal Officer
of mutual funds associated
with Citigroup

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

40    Smith Barney Muni Funds    |    2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid to shareholders during the year ended March 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

41    Smith Barney Muni Funds    |    2005 Annual Report

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SMITH BARNEY
MUNI FUNDS

TRUSTEES	INVESTMENT MANAGER
Lee Abraham	Smith Barney Fund
Jane F. Dasher	Management LLC
Donald R. Foley
R. Jay Gerken, CFA	DISTRIBUTOR
Chairman	Citigroup Global Markets Inc.
Richard E. Hanson, Jr.
Paul Hardin	CUSTODIAN
Roderick C. Rasmussen	State Street Bank and
John P. Toolan	Trust Company

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	Citicorp Trust Bank, fsb.
President and	125 Broad Street, 11th Floor
Chief Executive Officer	New York, New York 10004
Andrew B. Shoup
Senior Vice President and	SUB-TRANSFER AGENT
Chief Administrative Officer	PFPC Inc.
P.O. Box 9699
Robert J. Brault	Providence, Rhode Island
Chief Financial Officer	02940-9699
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and Chief
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Muni Funds

Florida Portfolio	This report is submitted for the general information of
the shareholders of Smith Barney Muni Funds —
The Fund is a separate investment fund of the Smith	Florida Portfolio, but it may also be used as sales
Barney Muni Funds, a Massachusetts business trust.	literature when preceded or accompanied by a
current prospectus.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or
accompanied by a free prospectus.
Investors should consider the Fund’s
investment objectives, risks, charges
and expenses carefully before
investing. The prospectus contains
this and other important information
about the Fund. Please read the
prospectus carefully before
investing.

www.citigroupam.com

The Fund files its complete schedule of portfolio
holdings with the Securities and Exchange
Commission for the first and third quarters of each
fiscal year on Form N-Q. The Fund’s Forms N-Q are
available on the Commission’s website at
www.sec.gov. The Fund’s Forms N-Q may be
reviewed and copied at the Commission’s Public
Reference Room in Washington D.C., and
information on the operation of the Public
Reference Room may be obtained by calling 1-800-
SEC-0330. To obtain information on Form N-Q from
the Fund, shareholders can call 1-800-451-2010.
Information on how the Fund voted proxies relating
to portfolio securities during the 12-month period
ended June 30, 2004 and a description of the
policies and procedures that the Fund uses to
determine how to vote proxies relating to portfolio
securities is available (1) without charge, upon	©2005 Citigroup Global Markets Inc.
request, by calling 1-800-451-2010, (2) on the	Member NASD, SIPC
Fund’s website at www.citigroupam.com and
(3) on the SEC’s website at www.sec.gov.	FD2298 5/05	05-8555

ITEM 2.	ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Muni Funds were $170,500 and $170,500 for the years ended 3/31/05 and 3/31/04.

(b)	Audit-Related Fees for the Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)	Tax Fees for Smith Barney Muni Funds were $38,600 and $18,500 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Muni Funds.

(d)	All Other Fees for Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non- audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii)appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Muni Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Muni Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Muni Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)	Yes. The Smith Barney Muni Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Muni Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit	99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit	99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Muni Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Muni Funds

Date:	June 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Muni Funds

Date:	June 9, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Muni Funds

Date:	June 9, 2005